Exhibit 10.12

NINTH AMENDMENT TO CREDIT AGREEMENT

This Ninth Amendment to Credit Agreement (this “Amendment”) is dated as of April 19, 2012 (the “Ninth Amendment Effective Date”), by and among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“NGL”), each subsidiary of NGL listed as a “Borrower” on the signature pages hereto (together with NGL, each a “Borrower”, and collectively, the “Borrowers”), each subsidiary of NGL listed as a “Guarantor” on the signature pages hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent (the “Agent”) for the Lenders (defined below).

RECITALS

WHEREAS, the Credit Parties, the Agent, and the financial institutions party thereto (the “Lenders”) are parties to that certain Credit Agreement, dated as of October 14, 2010 (as amended, the “Credit Agreement”); unless otherwise defined herein, all capitalized terms not defined herein have the meaning given such terms in the Credit Agreement, as amended hereby;

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Revolving Loans to Borrowers and provided certain other credit accommodations to Borrowers;

WHEREAS, the Credit Parties have requested that the Credit Agreement be amended;

WHEREAS, the Lenders are willing to enter into this Amendment, subject to the terms and conditions contained herein.

NOW THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.              Amendments to the Credit Agreement.  In reliance upon the representations, warranties, covenants and conditions contained in this Amendment, and subject to the satisfaction of each condition precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as of the Ninth Amendment Effective Date in the manner provided in this Section 1.

1.1.         Additional Definitions.  Section 1.1 of the Credit Agreement is hereby amended to add thereto, in alphabetical order, the following new definitions, which shall read in full as follows:

“Acquisition Determination Date” means the date of execution by any Credit Party of any binding agreement to undertake a Permitted Acquisition.

“Designated Acquisition” means the acquisition by Parent previously disclosed to the Agent and the Lenders in that certain memorandum dated April 11, 2012.

“Immaterial Subsidiary” means any Subsidiary of a Borrower or any other Credit Party; provided, that, (i) the total assets of all Immaterial

Subsidiaries, determined in accordance with GAAP as of the date of the most recent financial statements delivered pursuant to Section 6.3, shall not exceed five percent (5%) of the consolidated total assets of the Borrowers and the other Credit Parties as of such date and (ii) the Consolidated EBITDA of all Immaterial Subsidiaries, calculated on a pro forma basis as if all such Immaterial Subsidiaries were Credit Parties for the purpose of such calculation, shall not exceed, as of any date of determination, 5% of the Consolidated EBITDA of all Credit Parties.

“Intercreditor Agreement” means, with respect to any Permitted Pari Passu Indebtedbess, the intercreditor agreement in form and substance acceptable to the Agent and the Required Lenders binding upon the Agent (in the capacity as collateral agent thereunder), the Lenders, the Issuing Banks and the holders of any Permitted Pari Passu Debt governing their respective rights and obligations with respect to the Collateral.

“Ninth Amendment” means that certain Ninth Amendment to Credit Agreement dated as of April 19, 2012, among the Credit Parties, the Agent and the Lenders party thereto.

“Ninth Amendment Effective Date” means April 19, 2012.

“Permitted Pari Passu Indebtedness” shall have the meaning set forth in Section 7.1(m) herein.

“Pro Forma Acquisition EBITDA” means the adjustment to Consolidated EBITDA in accordance with the definition thereof attributable to a Permitted Acquisition.

1.2.         Amendment and Restatement of Certain Definitions.  The following definitions in the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“Loan Documents” means this Agreement, the Notes, the Applications, the Security Documents, the Guaranties, the Joinder Agreements, the Letters of Credit, the Intercreditor Agreement, all instruments, certificates and agreements now or hereafter executed and delivered to the Agent and/or the Lenders in connection with or pursuant to any of the foregoing (including any fee letter relating to the transactions contemplated by this Agreement but excluding any agreements in respect of Bank Products), and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

“Specified Working Capital Revolving Commitment” means a $30,000,000 portion of the Working Capital Revolving Commitment designated as such on Schedule 1.1A.  The Specified Working Capital Revolving Commitment shall automatically terminate and be of no further force and effect without any action or notice by any party on the Ninth Amendment Effective Date.

“Total Acquisition Revolving Commitment” means, on any day, the aggregate of all of the Acquisition Revolving Lenders’ Acquisition Revolving Commitments on such day.  As of the Ninth Amendment Effective Date, the Total Acquisition Revolving Commitment is $250,000,000.

“Total Commitment” means, on any day, the aggregate of the Total Acquisition Revolving Commitment and the Total Working Capital Revolving Commitment on such day.  As of the Ninth Amendment Effective Date, the Total Commitment is $350,000,000.

“Total Working Capital Revolving Commitment” means, on any day, the aggregate of the Working Capital Revolving Lenders’ Working Capital Revolving Commitments on such day.  As of the Ninth Amendment Effective Date, the Total Working Capital Revolving Commitment is $100,000,000.

1.3.         Amendment to Definition of “Applicable Margin”. The definition of “Applicable Margin” is hereby amended to replace the table set forth in such definition with the following new table with the pricing levels set forth therein to be effective as of the Ninth Amendment Effective Date:

Leverage Ratio	Per Annum Percentage for Revolving Credit LIBOR Borrowings	Per Annum Percentage for Revolving Credit Alternate Base Rate Borrowings
Category 1:
Less than or equal to 2.00 to 1.00	3.00%	2.00%
Category 2:
Less than or equal to 3.00 to 1.00 but greater than 2.00 to 1.00	3.25%	2.25%
Category 3:
Less than or equal to 3.50 to 1.00 but greater than 3.00 to 1.00	3.50%	2.50%
Category 4:
Greater than 3.50 to 1.00	3.75%	2.75%

1.4.         Amendment to Definition of Consolidated EBITDA.  The third sentence of the definition of “Consolidated EBITDA” is hereby replaced in its entirety with the following:

“In making the pro forma calculation contemplated by the preceding sentence, adjustments to Consolidated EBITDA attributable to any such Major Permitted Business Expansion Project, Permitted Acquisition or Material Disposition shall be determined in good faith by the Borrowers based on reasonable assumptions;

provided, however, that (A) any pro forma adjustments to Consolidated EBITDA shall be acceptable to the Agent, (B) no such pro forma adjustments shall be allowed unless, not less than fifteen (15) Business Days (or such lesser period as is acceptable to the Agent) prior to the applicable Acquisition Determination Date, the Agent shall have received such written documentation as the Agent may reasonably request, all in form and substance satisfactory to the Agent, supporting such pro forma adjustments, (C) with regard to each Major Permitted Business Expansion Project, such pro forma adjustment (x) shall be based upon the income to be derived from binding, non-contingent contracts entered into by a Credit Party and a customer relating to such Major Permitted Business Expansion Project and (y) when aggregated with all pro forma adjustments attributable to Major Permitted Business Expansion Projects, shall not exceed 15% of the Consolidated EBITDA reflected in the most recently delivered Compliance Certificate and (D) with regard to each Permitted Acquisition, such pro forma adjustment shall be determined based upon fifty percent (50%) of the actual gross profit (revenues minus cost of goods sold) of such acquired business during the immediately preceding eight most recent fiscal quarters ending on or prior to the date of determination minus those reasonably identifiable and factually supportable pro forma expenses that would have been incurred by the Borrowers and other Credit Parties in the operation of the business of the Permitted Acquisition during the previous four quarters computed on the basis of personnel expenses for employees retained or to be retained by the Borrowers or other Credit Party in the operation of such Permitted Acquisition and non-personnel costs and expenses incurred by the Borrowers and other Credit Parties in the operation of their business at similarly situated facilities of such Credit Party, as determined in good faith by the General Partner.”

1.5.         Amendment to Definition of Permitted Acquisition.  Subsection (h) of the definition of “Permitted Acquisition” is hereby deleted, and replaced with “[Reserved]”, and subsection (f) of the definition of “Permitted Acquisition” is hereby replaced in its entirety with the following:

“(f)          the Agent shall have received at least fifteen (15) Business Days (or such lesser period as is acceptable to Agent) prior to the applicable Acquisition Determination Date, (A) the Borrowers’ calculation of the Leverage Ratio (calculated on a pro forma basis giving effect to any additional Indebtedness and in accordance with the definition of Consolidated EBITDA) as of the date of the anticipated acquisition, which shall not exceed 3.50 to 1:00, and (B) if the Pro Forma Acquisition EBITDA attributable to the acquisition or series of related acquisitions exceeds five percent (5%) of the Consolidated EBITDA reflected in the most recently delivered Compliance Certificate, (i) a copy of the acquisition model prepared by the Parent certified to by a Responsible Officer that such model was prepared using the financial statements described in the immediately following clause (ii) in a manner consistent with this Agreement and (ii) to the extent available, annual financial statements for the business to be acquired prepared by the seller for the three year period prior to the Acquisition Determination Date, all in form and substance reasonably satisfactory to the

Agent and, to the extent available, financial statements for the most recent interim period prior to the Acquisition Determination Date; provided, however, if the Pro Forma Acquisition EBITDA attributable to such acquisition or series of acquisitions exceeds fifteen percent (15%) of the Consolidated EBITDA reflected in the most recently delivered Compliance Certificate, the Borrower will additionally deliver (i) financial statements for the business to be acquired, audited to the extent available, in lieu of financial statements prepared by the seller, in either case, for the period prior to the Acquisition Determination Date for which financial statements are available, and to the extent available, financial statements of the business to be acquired prepared by the seller for the most recent interim period prior to the Acquisition Determination Date, (ii) all material Acquisition Documentation and (iii) updated projections for the Credit Parties after giving effect to such transaction or series of transactions; all audited financial statements and financial statements prepared by the seller in connection with the foregoing shall include the following to the extent available: (1) consolidated statement of income, (2) consolidated statement of cash flows, (3) consolidated balance sheet, (4)  all notes thereto and (5) to the extent that the acquisition is a purchase of the equity of an entity, a consolidated statement of changes in shareholders equity,”

1.6.         Amendment of Section 2.4(d) of Credit Agreement.  The reference to “$150,000,000” in subsection (d) of Section 2.4 is hereby replaced with a reference to “$250,000,000”.

1.7.         Amendment of Section 2.7(e) of Credit Agreement.  The first sentence of subsection (e) of Section 2.7 is hereby amended by inserting “provided, however, that, notwithstanding the foregoing, the proceeds of any sale, or other realization upon all or any part of the Collateral shall be applied by the Agent in accordance with the terms of any Intercreditor Agreement then in effect” immediately before the final “.”.

1.8.         Amendment of Section 5.25(c) of Credit Agreement.  Subsection (c) of Section 5.25 shall be amended by inserting “provided, however, that such security interests and Liens on the Collateral granted thereby shall be on an equal and ratable basis with Liens permitted under Section 7.2(b) securing Permitted Pari Passu Indebtedness” immediately before the final “.”.

1.9.         Amendment of Section 6.10 of Credit Agreement.  Section 6.10 of the Credit Agreement is hereby amended in the following manner: (i) the second paragraph of subsection (d) of Section 6.10 is hereby amended to delete the text “solely with respect to the NAP Assets” and (ii) in the final proviso of Section 6.10 insert “or Immaterial Subsidiary” immediately after “Foreign Excluded Subsidiary” in clause (i) thereof.  Agent and each Lender hereby waives any Default or Event of Default that may have arisen or occurred prior to the Ninth Amendment Effective Date as a result of the failure of a Credit Party to comply with Section 6.10 of the Credit Agreement with respect to an Immaterial Subsidiary.

1.10.       Amendment of Section 6.19(b) of Credit Agreement.  The first paragraph of subsection (b) of Section 6.19 is hereby amended to delete the text “solely with respect to the NAP Assets”.

1.11.       Amendment of Section 7.1 of Credit Agreement.  The “and” at the end of subsection (k) of Section 7.1 is hereby deleted, “; and” is hereby inserted at the end of subsection (l) of Section 7.1 in lieu of “.” and a new subsection (m) to Section 7.1 is inserted thereafter to read in full as follows:

“(m)        Indebtedness of a Credit Party in an aggregate principal amount not to exceed $50,000,000 at any time (the “Permitted Pari Passu Indebtedness”); provided, that

(i) such Indebtedness is secured by the same collateral securing the Obligations on and equal and ratable basis;

(ii) the Credit Parties are in compliance with Section 7.12(a) immediately after giving effect to the incurrence of any such Indebtedness based upon the Total Indebtedness immediately after giving effect to such incurrence and Consolidated EBITDA for the four fiscal quarters most recently ended on or before the date of such incurrence and the maximum Leverage Ratio allowed as of the end of the fiscal quarter most recently ended on or prior to the date of such incurrence;

(iii) such Indebtedness does not impose any financial covenants or other maintenance covenants on any Credit Party that are more onerous than the covenants set forth in this Agreement;

(iv) such Indebtedness shall not require any scheduled payment on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise) prior to 6 months following October 1, 2016;

(v) such Indebtedness shall be subject to an Intercreditor Agreement;

(vi) the Credit Parties have executed and delivered to the Agent such amendments to the Security Documents as the Agent may request to include the obligations in respect of any such Indebtedness as secured obligations thereunder and taken such further steps and actions necessary or advisable that the Agent may request to create, preserve and perfect the Liens ratably securing such obligations and the Obligations hereunder; and

(vii) the Agent has received new ALTA mortgagee title insurance policies (or appropriate endorsements to existing ALTA mortgagee title policies) meeting the requirements of Section 6.19(b)(F) and otherwise in form and substance reasonably acceptable to the Agent; and

(viii) the Agent has received a favorable opinion of counsel (which counsel shall be reasonably satisfactory to the Agent) with respect to any additional Loan Documents or amendments to any Loan Documents to be entered into in connection with the incurrence of such Indebtedness, including opinions regarding the continuing validity and perfection of the Liens securing the Obligations, in form and substance reasonably acceptable to the Agent.”

1.12.       Amendment of Section 7.2(b) of Credit Agreement.  The following text shall be inserted immediately before the “;” of subsection (b) of Section 7.2:

“and any Permitted Pari Passu Indebtedness”

1.13.       Amendment of Section 7.4(f)(7) of Credit Agreement.  Clause (7) of subsection (f) of Section 7.4 is hereby deleted and restated in its entirety to read in full as follows:

“(7)         the Credit Parties may consummate Permitted Acquisitions; provided, however, with respect to the Designated Acquisition: (i) the purchase price shall not exceed $70,000,000 in the aggregate, (ii) at least $20,000,000 of the aggregate purchase price shall be paid with equity of the Parent or proceeds thereof and (iii) no more than $3,500,000 of the aggregate purchase price shall be funded with notes issued to the seller representing Permitted Non-Compete Indebtedness.”

1.14.       Addition of new Section 7.22 to Article 7 to Credit Agreement.  A new Section 7.22 is hereby added to Article 7 to read in full as follows:

“7.22      Permitted Pari Passu Indebtedness. Without the prior written consent of the Agent and the Required Lenders, the Credit Parties shall not amend, supplement or otherwise modify the terms of any Permitted Pari Passu Indebtedness in contravention of the terms of the Intercreditor Agreement, including, without limitation, increasing the rate of interest or imposing any new or additional fees or other monetary compensation except with respect to imposing the default rate as provided for in the documents evidencing such Permitted Pari Pasu Indebtedness on the date such Indebtedness was first incurred.”

1.15.       Amendment of Section 9.9 to Credit Agreement.  Section 9.9 is hereby deleted and restated in its entirety to read in full as follows:

“Any syndication agent, co-syndication agent, documentation agent, joint lead arranger, bookrunner or joint bookrunner appointed in connection with the Loan Documents or the transactions contemplated thereby, in its capacity as such, shall have no rights, powers, duties or responsibilities, and no rights, powers, duties or responsibilities shall be read into this Agreement or any other Loan Document or otherwise exist on behalf of or against any such syndication agent, co-syndication agent, documentation agent, joint lead arranger, bookrunner or joint bookrunner, in its capacity as such (in each case without prejudice to the rights, powers, duties or responsibilities of any such Person in its capacity as a Lender, Agent or otherwise as a Party to any Loan Document, other than in its capacity as syndication agent, co-syndication agent, documentation agent, joint lead arranger, bookrunner or joint bookrunner).  If any such syndication agent, co-syndication agent, documentation agent, joint lead arranger, bookrunner or joint bookrunner resigns from such capacity, no successor syndication agent, co-syndication agent, documentation agent, joint lead arranger, bookrunner or joint bookrunner, as applicable, shall be appointed.  No syndication agent, co-syndication agent, documentation agent, bookrunner or joint bookrunner shall have or be deemed to have any fiduciary relationship with any Lender.  Each Lender acknowledges that it has not relied, and will not rely, on the syndication agent, co-syndication agent, documentation agent, bookrunner or joint bookrunner in deciding to enter into this Agreement or any other Loan Document or in taking or not taking any action hereunder or thereunder.”

1.16.       Amendment to Schedule 1.1A of the Credit Agreement.  Schedule 1.1A to the Credit Agreement is hereby amended and restated in its entirety by Schedule 1.1A attached hereto as Annex 1.

Section 2.              Consent.  Pursuant to clause (j) of the definition of Permitted Acquisition, the Lenders hereby consent to the Designated Acquisition for the sole and limited purpose of such clause.

Section 3.              Appointment of Agents.  Effective as of the Ninth Amendment Effective Date: (i) PNC Bank, National Association shall be appointed as and have the title of “Co-Syndication Agent” under the Credit Agreement and other Loan Documents, (ii) PNC Capital Markets LLC shall be appointed as and have the titles of “Joint Lead Arranger” and “Bookrunner” under the Credit Agreement and other Loan Documents, (iii) RBC Capital Markets shall be appointed as and have the titles of “Joint Lead Arranger” and “Bookrunner” under the Credit Agreement and other Loan Documents, (iv) Royal Bank of Canada shall be appointed as and have the title of “Co-Syndication Agent” under the Credit Agreement and other Loan Documents, (v) BMO Harris Bank N.A. shall be appointed as and have the title of “Co-Syndication Agent” under the Credit Agreement and other Loan Documents and (vi) BNP Paribas shall be appointed as and have the title of “Documentation Agent” under the Credit Agreement and other Loan Documents.

Section 4.              Conditions Precedent to Amendment.  This Amendment will be effective as of the Ninth Amendment Effective Date, on the condition that the following conditions precedent will have been satisfied:

4.1.         Amendment.  The Agent will have received counterparts of this Amendment executed on behalf of the Credit Parties and the Lenders.

4.2.                            Fees.  In consideration for the agreements set forth herein, the Borrowers shall have paid to Agent any fees payable to Agent and Lenders pursuant to or in connection with the Amendment.

4.3.                            Organization/Existence/Authority Documents.  Agent shall have received such documents and certificates as Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrowers and the other Credit Parties, the authorization of this Amendment and the transactions contemplated hereby, and any other legal matters relating to the Borrowers, the other Credit Parties and this Amendment.

4.4.                            Opinions.  Opinions of counsel to the Credit Parties, favorably opining as to such matters as the Agent may reasonably request.

4.5.                            No Default; No Borrowing Base Deficiency.  No Default or Event of Default shall have occurred which is continuing and no Borrowing Base Deficiency then exists.

4.6.                            Other Documents.  Agent shall have been provided with such documents, instruments and agreements, and the Borrowers shall have taken such actions, in each case as Agent may reasonably require in connection with this Amendment and the transactions contemplated hereby.

Section 5.                                           Representations, Warranties, and Covenants of the Credit Parties.  To induce the Lenders to enter into this Amendment, each of the Credit Parties hereby represents, warrants, and covenants to the Lenders as follows:

5.1.                            Due Authorization; No Conflict.  The execution, delivery and performance by the Credit Parties of this Amendment are within each Credit Party’s limited liability company, corporate, or partnership powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate, conflict with, or constitute a default under any Legal Requirement, the Organizational Documents of any Credit Party, or any material contract binding upon any of the Credit Parties, or result in the creation or imposition of any Lien upon any of the assets of any of the Credit Parties.

5.2.                            Validity and Enforceability.  This Amendment constitutes the valid and binding obligation of each of the Credit Parties enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally, and general equitable principles including remedies of specific performance and injunction.

5.3.                            No Defenses.  None of the Credit Parties has any defenses to payment, counterclaims, or right of set-off with respect to any Obligations existing as of the Ninth Amendment Effective Date.

5.4.                            All Representations and Warranties True and Correct.  After giving effect to this Amendment, each representation and warranty of the Borrowers contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects on the date hereof (unless such representation and warranty is expressly limited to an earlier date) and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

5.5.                            No Default.  After giving effect to this Amendment, no Default or Event of Default has occurred which is continuing.

Section 6.                                           Miscellaneous.

6.1.                            Reaffirmation of Loan Documents; Release.  Any and all of the terms and provisions of the Credit Agreement and the Loan Documents will, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair the Obligations or any of the Liens securing the Obligations, all of which are hereby ratified and affirmed by the Credit Parties.  This Amendment constitutes a Loan Document. The Credit Parties hereby release the Agent and the Lenders from any and all claims, known or unknown, which may have arisen in connection with or under the Credit Agreement, the Security Agreement or any other Loan Document on or prior to the Ninth Amendment Effective Date.

6.2.                            Parties in Interest.  All of the terms and provisions of this Amendment will bind and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns.

6.3.                            Expenses.  As provided in Section 10.9 of the Credit Agreement, the Borrowers hereby agree to pay on demand all legal and other fees, costs and expenses incurred by the Agent in connection with the negotiation, preparation, and execution of this Amendment and all related documents.

6.4.                            Counterparts.  This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until the Credit Parties and the Lenders have executed a counterpart.  Facsimiles or other electronic transmission (e.g., pdf) will be effective as originals.

6.5.                            Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

6.6.                            Headings.  The headings, captions, and arrangements used in this Amendment are, unless specified otherwise, for convenience only and will not be deemed to limit, amplify, or modify the terms of this Amendment, nor affect the meaning thereof.

6.7.                            Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to National Banks.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date first written above.

BORROWERS:	NGL ENERGY OPERATING LLC, a Delaware limited liability company

	By:	/s/ Craig Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

HICKSGAS, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY RETAIL, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

NGL SUPPLY WHOLESALE, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

NGL SUPPLY TERMINAL COMPANY, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

GUARANTORS:	NGL ENERGY PARTNERS LP, a Delaware limited partnership

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

ROCKET SUPPLY INC., a Delaware corporation

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

OSTERMAN PROPANE, LLC, a Delaware limited liability company

	By:	/s/ Craig S. Jones
	Name:	Craig Jones
	Title:	Chief Financial Officer

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

NGL-NE, LLC a Delaware limited liability company

By:	/s/ Craig S. Jones
Name:	Craig Jones
Title:	Chief Financial Officer

NGL-MA, LLC, a Delaware limited liability company

By:	/s/ Craig S. Jones
Name:	Craig Jones
Title:	Chief Financial Officer

NGL-NE REAL ESTATE, LLC, a Delaware limited liability company

By:	/s/ Craig S. Jones
Name:	Craig Jones
Title:	Chief Financial Officer

NGL-MA REAL ESTATE, LLC, a Delaware limited liability company

By:	/s/ Craig S. Jones
Name:	Craig Jones
Title:	Chief Financial Officer

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Agent

	By:	/s/ David C. Brooks
	Name:	David C. Brooks
	Title:	Director

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

BNP PARIBAS,
as a Lender and as an Issuing Bank

By:	/s/ Richard J. Wernli
Name:	Richard J. Wernli
Title:	Managing Director

By:	/s/ Keith Cox
Name:	Keith Cox
Title:	Managing Director

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Anthony Kwilosz
Name:	Anthony Kwilosz
Title:	Vice President

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

BOKF, NA DBA BANK OF OKLAHOMA,
as a Lender

By:	/s/ Jason B. Webb
Name:	Jason B. Webb
Title:	Vice President

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Gina Monette
Name:	Gina Monette
Title:	Vice President

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jason S. York
Name:	Jason S. York
Title:	Authorized Signatory

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Christopher Hermann
Name:	Christopher Hermann
Title:	Vice President

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

SUNTRUST BANK,
as a Lender

By:	/s/ Carmen Malizia
Name:	Carmen Malizia
Title:	Vice President

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

THE F&M BANK & TRUST COMPANY,
as a Lender

By:	/s/ Carol E. Owens
Name:	Carol E. Owens
Title:	Vice President

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC

Annex 1

SCHEDULE 1.1A

REVOLVING CREDIT COMMITMENTS

Lender	Acquisition Commitment Amount	Working Capital Commitment Amount	Specified Working Capital Revolving Commitment	Total Commitment Amount
Wells Fargo Bank, National Association	$29,875,000	$14,875,000	$0	$44,750,000
BMO Harris Bank N.A.	$35,000,000	$14,000,000	$0	$49,000,000
BNP Paribas	$31,000,000	$7,500,000	$0	$38,500,000
Royal Bank of Canada	$42,625,000	$14,875,000	$0	$57,500,000
SunTrust Bank	$27,000,000	$11,500,000	$0	$38,500,000
PNC Bank, National Association	$41,500,000	$16,000,000	$0	$57,500,000
Capital One, N.A.	$16,250,000	$8,750,000	$0	$25,000,000
BOKF, NA DBA Bank of Oklahoma	$16,750,000	$7,500,000	$0	$24,250,000
F&M Bank & Trust Company	$10,000,000	$5,000,000	$0	$15,000,000
Total Commitments:	$250,000,000	$100,000,000	$0	$350,000,000

[Signature Page]

NINTH AMENDMENT TO CREDIT AGREEMENT

NGL ENERGY OPERATING LLC